UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 3, 2026

INTERPRIVATE INVESTMENT PARTNERS V, INC.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-43326	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1350 Avenue of the Americas, 2nd Floor New York, NY	10019
(Address of principal executive offices)	(Zip Code)

(212) 920-0125
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	IPVVU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	IPVV	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	IPVVW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 3, 2026, the registration statement on Form S-1 (File No. 333-295323) (the “Registration Statement”) relating to the initial public offering (the “Offering”) of InterPrivate Investment Partners V, Inc., a Cayman Islands exempted company (the “Company”), was declared effective by the U.S. Securities and Exchange Commission.

On June 5, 2026, the Company consummated the Offering of 20,125,000 units, including 2,625,000 units issued pursuant to the exercise of the underwriters’ over-allotment option in full (the “Units”). Each Unit consists of one Class A ordinary share, par value $0.0001 per share (“Class A Ordinary Shares”), and one-third of one redeemable warrant (each, a “Warrant”), each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds to the Company of $201,250,000.

In connection with the Offering, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

●	An Underwriting Agreement, dated June 3, 2026, between the Company and Cantor Fitzgerald & Co. (“Cantor”), as representative of the underwriters named therein (the “Representative”), a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K (this “Report”) and incorporated herein by reference;

●	A Warrant Agreement, dated June 3, 2026, between the Company and Continental Stock Transfer & Trust Company (“Continental”), as warrant agent, a copy of which is filed as Exhibit 4.1 to this Report and incorporated herein by reference;

●	A Letter Agreement, dated June 3, 2026, between the Company and InterPrivate Acquisition Management V LLC (the “Sponsor”), a copy of which is filed as Exhibit 10.1 to this Report and incorporated herein by reference;

●	A Letter Agreement, dated June 3, 2026, among the Company and its directors and officers, a copy of which is filed as Exhibit 10.2 to this Report and incorporated herein by reference;

●	An Investment Management Trust Agreement, dated June 3, 2026, between the Company and Continental, as trustee, a copy of which is filed as Exhibit 10.3 to this Report and incorporated herein by reference;

●	A Registration Rights Agreement, dated June 3, 2026, among the Company and certain security holders, a copy of which is filed as Exhibit 10.4 to this Report and incorporated herein by reference;

●	A Private Placement Unit Purchase Agreement, dated June 3, 2026, between the Company and the Sponsor, a copy of which is filed as Exhibit 10.5 to this Report and incorporated herein by reference;

●	A Private Placement Unit Purchase Agreement, dated June 3, 2026, among the Company and the underwriters, a copy of which is filed as Exhibit 10.6 to this Report and incorporated herein by reference;

●	An Administrative Services Agreement, dated June 3, 2026, between the Company and the Sponsor, a copy of which is filed as Exhibit 10.7 to this Report and incorporated herein by reference; and

●	Indemnity Agreements, each dated June 3, 2026, between the Company and each director and executive officer of the Company (the “Indemnity Agreements”), the form of which is filed as Exhibit 10.8 to this Report and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

On June 5, 2026, simultaneously with the consummation of the Offering, the Company consummated the private placement of 365,000 units to the Sponsor and an aggregate of 175,000 units to the underwriters (collectively, the “Private Placement Units”) at a price of $10.00 per Private Placement Unit, generating gross proceeds of $5,400,000 (the “Private Placement”). No underwriting discounts or commissions were paid with respect to the Private Placement. The Private Placement was conducted as a non-public transaction and, as a transaction by an issuer not involving a public offering, is exempt from registration under the Securities Act in reliance upon Section 4(a)(2) of the Securities Act. The Private Placement Units are identical to the Units, except that so long as they are held by the initial purchasers or their permitted transferees, the Private Placement Units (including the securities comprising such units and the Class A ordinary shares issuable upon exercise of the private placement warrants included in the Private Placement Units) (i) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holders until 30 days after the completion of the Company’s initial business combination, (ii) will be entitled to registration rights and (iii) with respect to private placement warrants included in the Private Placement Units held by Cantor and/or its designees, will not be exercisable more than five years from the commencement of sales in the initial public offering of the Company in accordance with FINRA Rule 5110(g)(8).

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of June 3, 2026, the following individuals were appointed to the board of directors of the Company: Nicholaos C. Krenteras and Dimitri Goulandris. Accordingly, effective as of June 3, 2026, the Company’s board of directors is comprised of the following individuals: Ahmed Fattouh, Nicholaos C. Krenteras and Dimitri Goulandris. Additional information regarding, among other things, each individual’s background, board committee membership and compensatory arrangements is contained in the Registration Statement and is incorporated herein by reference.

On June 3, 2026, the Company entered into the Indemnity Agreements with each of Ahmed Fattouh, Alexey Sokolin, Brandon Bentley, Nicholaos C. Krenteras, Kevin Cox, and Dimitri Goulandris, which require the Company to indemnify each of them to the fullest extent permitted by applicable law and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. The foregoing description of the Indemnity Agreements is qualified in its entirety by reference to the full text of the form of Indemnity Agreement filed as Exhibit 10.8 to this Report, which is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 3, 2026, the Company filed its amended and restated memorandum and articles of association (the “Amended Articles”) with the Registrar of Companies in the Cayman Islands. Among other things, the Amended Articles authorize the issuance of up to (i) 200,000,000 Class A Ordinary Shares, (ii) 20,000,000 Class B ordinary shares, par value $0.0001 per share, and (iii) 1,000,000 preference shares, par value $0.0001 per share. The terms of the Amended Articles are set forth in the Registration Statement and are incorporated herein by reference. The foregoing description of the Amended Articles is qualified in its entirety by reference to the full text of the Amended Articles, a copy of which is filed as Exhibit 3.1 to this Report and incorporated herein by reference.

Item 8.01. Other Events.

A total of $201,250,000 ($10.00 per Unit) of the net proceeds from the Offering and the Private Placement was placed in a trust account established for the benefit of the Company’s public shareholders (the “Trust Account”), with Continental acting as trustee. Except with respect to interest earned on the funds held in the Trust Account that may be released to the Company to pay its taxes, if any, the funds held in the Trust Account will not be released from the Trust Account until the earliest to occur of: (a) the completion of the Company’s initial business combination, (b) the redemption of all of the Class A Ordinary Shares included in the Units sold in the Offering (“public shares”) if the Company is unable to complete its initial business combination within 24 months from the closing of the Offering or such later time as the shareholders of the Company may approve in accordance with the Amended Articles, subject to applicable law, and (c) the redemption of any public shares properly tendered in connection with a shareholder vote to amend the Amended Articles (A) to modify the substance or timing of the Company’s obligation to redeem 100% of its public shares if the Company does not complete its initial business combination within 24 months from the closing of the Offering or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity.

On June 4, 2026, the Company issued a press release announcing the pricing of the Offering, and on June 5, 2026, the Company issued a press release announcing the closing of the Offering. Copies of such press releases are filed as Exhibits 99.1 and 99.2, respectively, to this Report and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated June 3, 2026, between the Company and Cantor.
3.1	Amended and Restated Memorandum and Articles of Association of the Company.
4.1	Warrant Agreement, dated June 3, 2026, between the Company and Continental Stock Transfer & Trust Company.
10.1	Letter Agreement, dated June 3, 2026, between the Company and the Sponsor.
10.2	Letter Agreement, dated June 3, 2026, among the Company, and its directors and officers.
10.3	Investment Management Trust Agreement, dated June 3, 2026, between the Company and Continental Stock Transfer & Trust Company.
10.4	Registration Rights Agreement, dated June 3, 2026, among the Company and certain security holders.
10.5	Private Placement Unit Purchase Agreement, dated June 3, 2026, between the Company and the Sponsor.
10.6	Private Placement Unit Purchase Agreement, dated June 3, 2026, among the Company and the underwriters.
10.7	Administrative Services Agreement, dated June 3, 2026, between the Company and the Sponsor.
10.8	Form of Indemnity Agreement (incorporated by reference to an exhibit to the Registrant’s Form S-1 (File No. 333-295323), filed with the SEC on May 19, 2026).
99.1	Press Release, dated June 4, 2026.
99.2	Press Release, dated June 5, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERPRIVATE INVESTMENT PARTNERS V, INC.

By:	/s/ Ahmed Fattouh
	Name:	Ahmed Fattouh
	Title:	Chief Executive Officer

Date: June 8, 2026

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